AMENDMENT NO. 4 TO CREDIT AGREEMENT, DATED AS OF AUGUST 23, 1996


            This Amendment No. 4 (this "Amendment"), dated as of August 21, 1998, is made by and among ALLIED PRODUCTS CORPORATION, a Delaware corporation (the "Company"), the financial institutions party hereto (the "Banks"), and Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois), as agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement shall have the same respective meanings when used herein and the provisions of Section 13 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

                             W I T N E S S E T H:
                             --------------------

            WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of August 23, 1996, (as amended or modified and in effect on the date hereof, the "Existing Credit Agreement" and as amended and modified by this Amendment, the "Credit Agreement");

            WHEREAS, the Company has requested that the Banks and the Agent agree to amend and modify the Existing Credit Agreement as described herein; and

            WHEREAS, the Banks and the Agent are willing to amend and modify the Existing Credit Agreement on the terms and conditions contained herein;

            NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

            1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Existing
Credit Agreement is hereby amended as follows:

            (a) Section 1.1.3 of the Existing Credit Agreement shall be amended by deleting each reference to $145,000,000 contained therein and replacing it with $152,500,000.

            (b) Clause (b) of Section 6.1 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

            "(b) On each Commitment Reduction Date set forth below (each called a "Commitment Reduction Date"), the aggregate Commitments of the Banks shall be automatically and permanently reduced, pro rata, in an amount sufficient to reduce the aggregate Commitments of the Banks to the principal amount set forth opposite such Commitment Reduction Date:

            Commitment                          Maximum Commitments
                                                -------------------
            Reduction Date
            --------------

            October 31, 1998                       $145,000,000
            March 31, 1999                         $100,000,000

            On any date that the aggregate unpaid principal amount of the Revolving Loans plus the aggregate Stated Amount of all Letters of Credit exceeds the aggregate Commitment of the Banks, the Company shall immediately repay the Revolving Loans in an amount equal to such excess."

            (c) Section 10.19 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

            "Section 10.19 Use of Proceeds.  To the extent the principal  amount
                           ---------------
      of Revolving Loans plus the Stated Amount of Letters of Credit exceeds $100,000,000, cause an amount of proceeds at least equal to such excess to be used by the Company's Verson Division ("Verson") for the purpose of funding working capital with respect to active and outstanding binding purchase contracts (of at least corresponding size in the aggregate) between Verson and Ford Motor Company, Chrysler Corporation and General Motors, in each case for the purchase of new steel presses, it being understood that (i) in the case of contracts with Chrysler Corporation, such contracts shall be in excess of $10,000,000 and shall not provide for progress payments, and (ii) prior to the use of such proceeds, the Company shall furnish to each Bank summaries of such contracts together with payment schedules and such other information as either Bank may request in connection therewith; provided that notwithstanding the foregoing, up to $7,500,000 of the principal of such proceeds in excess of $100,000,000 may be used to repurchase common stock of the Company in accordance with Section 10.9"
                                                                ------------
            (d) Exhibit A to the Existing Credit Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

            2.    Documents Remain in Effect.  Except as amended and modified by
                  --------------------------
this Amendment, the Existing Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date.

            3.    References  in Other  Documents.  References  to the  Existing
                  -------------------------------
Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement, whether or not reference is made to this Amendment.

            4.    Representations.  The Company hereby represents and
                  ---------------
warrants to the Banks and the Agent that:

            (a) The execution, delivery and performance of this Amendment and the Restated Notes (as hereinafter defined) are within the Company's corporate authority, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property;

            (b) This Amendment and the Restated Notes constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms; and

            (c) no Default has occurred and is continuing or will result from this Amendment or the Restated Notes.

            5.    Conditions  Precedent.  The effectiveness of this Amendment is
                  ---------------------
subject to the receipt by the Agent of each of the following, each appropriately completed and duly executed as required and otherwise in form and substance satisfactory to the Agent:

            (a)   Certified  copies of  resolutions of the Board of Directors of
      the  Company   authorizing  or  ratifying  the  execution,   delivery  and
      performance by the Company of this Amendment and the Restated Notes;

            (b) A certificate of the President or a Vice-President of the Company that all necessary consents or approvals with respect to this Amendment and the Restated Notes have been obtained;

            (c) A certificate of the Secretary or Assistant Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment, the Restated Notes and the documents related hereto on behalf of the Company;

            (d) Restated Revolving Notes, in the form attached hereto as Exhibit B, payable to the order of each Bank in principal amount equal to such Bank's aggregate Commitment;

            (d) An opinion of Mark Standefer covering those matters set forth in clauses (a) and (b) of Section 4 and such other legal matters as the Agent or its counsel may request; and

            (e) Such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Banks.

            6.    Miscellaneous.
                  -------------

            (a) Section headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

            (b) This Amendment and any amendment hereof or supplement hereto may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

            (c) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

            (d) All obligations of the Company and rights of the Banks and the Agent, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law.

            (e) Whenever possible, each provision of this Amendment and the Restated Notes shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment or the Restated Notes shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment or the Restated Notes.

            (f) This Amendment and the Restated Notes shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and their respective successors and assigns.


                            *          *          *

            IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.


                                    ALLIED PRODUCTS CORPORATION


                                    By:      /S/ RICHARD A. DREXLER
                                    -------------------------------
                                    Name:        RICHARD A. DREXLER
                                    -------------------------------
                                    Title:       CHAIRMAN & CEO
                                    ---------------------------



                                    BANK OF AMERICA  NATIONAL  TRUST AND SAVINGS
                                    ASSOCIATION (as successor by merger to Bank of America Illinois), as Agent


                                    By:      /S/ SEAN GRIMES
                                    ------------------------
                                    Name:        SEAN GRIMES
                                    ------------------------
                                    Title:       AGENCY OFFICER
                                    ----------------------------



                                    BANK OF AMERICA  NATIONAL  TRUST AND SAVINGS
                                    ASSOCIATION (as successor by merger to Bank of America Illinois), in its individual corporate capacity


                                    By:      /S/ RHOMES RITTER
                                    --------------------------
                                    Name:        RHOMES RITTER
                                    --------------------------
                                    Title:       VICE PRESIDENT
                                    ---------------------------


                                    LASALLE NATIONAL BANK


                                    By:      /S/ MARY LOU BARTLETT
                                    ------------------------------
                                    Name:        MARY LOU BARTLETT
                                    ------------------------------
                                    Title:       VICE PRESIDENT
                                    ---------------------------

                                    EXHIBIT A

                        COMMITMENT LIMITS AND PERCENTAGES


                         Column I:        Column II:         Column III:        Column IV:

                         Amount of        Amount of Letter   Total Amount of
Name of Bank             Revolving Loan   of Credit          Commitments        Percentage
                         Commitment       Commitment


BANK OF AMERICA          $106,750,000     $14,000,000        $106,750,000           70%
NATIONAL TRUST AND
SAVINGS ASSOCIATION

LASALLE NATIONAL BANK    $ 45,7500,000    $ 6,000,000        $ 45,750,000           30%
                         -------------    -----------        ------------           ---
 TOTALS                  $ 152,500,000    $ 20,000,000       $152,500,000          100%



                                    EXHIBIT B

                                     FORM OF
                             RESTATED REVOLVING NOTE


$ __________________                                           August __, 1998
                                                               Chicago, Illinois


      On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of __________________ at the principal office of __________________________ (the "Bank"), in Chicago, Illinois _______________
Dollars ($_______) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

      The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

      This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

      In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.

      This Restated Revolving Note is issued in replacement of a Revolving Note issued pursuant to the Credit Agreement on June 30, 1998. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                          ALLIED PRODUCTS CORPORATION



                                          By: ___________________________
                                          Title: ________________________

Schedule Attached to Restated Revolving Note dated August 21, 1998 of THE COMPANY payable to the order of
--------------------------------------------------------------------------------
Date  and  Amount           Date and Amount
of  Revolving  Loan         of Repayment or
or of Conversion  from      of Conversion into           Unpaid
another type of Revolving   another type of    Interest Principal Notation Made
Loan                        Revolving Loan     Period   Balance   by


                             1. FLOATING RATE LOANS

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                              2. EURODOLLAR LOANS

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



                             RESTATED REVOLVING NOTE


$ 106,750,000                                                  August 21, 1998
                                                               Chicago, Illinois


      On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of Bank of America National Trust and Savings Association (the "Bank"), at its office located at 231 South LaSalle Street, Chicago, Illinois, One Hundred Six Million Seven Hundred Fifty Thousand Dollars ($106,750,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

      The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

      This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

      In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.

      This Restated Revolving Note is issued in replacement of a Restated Revolving Note issued pursuant to the Credit Agreement on June 30, 1998. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                          ALLIED PRODUCTS CORPORATION



                                          By: ___________________________
                                          Title: ________________________

Schedule Attached to Restated Revolving Note dated August 21, 1998 of THE COMPANY payable to the order of Bank of America National Trust and Savings Association
--------------------------------------------------------------------------------
Date and Amount       Date and Amount
of Revolving Loan     of Repayment or
or of Conversion      of  Conversion     Unpaid
from another type     into another type  Interest   Principal   Notation Made
of Revolving Loan     of Revolving Loan  Period     Balance     by


                             1. FLOATING RATE LOANS

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                             2.  EURODOLLAR LOANS

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



                             RESTATED REVOLVING NOTE


$ 45,750,000                                                   August 21, 1998
                                                               Chicago, Illinois


      On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of LaSalle National Bank (the "Bank"), at its offices located at 120 South LaSalle Street, Chicago, Illinois 60603, Forty-Five Million Seven Hundred Fifty Thousand Dollars ($45,750,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

      The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

      This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

      In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.

      This Restated Revolving Note is issued in replacement of a Restated Revolving Note issued pursuant to the Credit Agreement on June 30, 1998. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                          ALLIED PRODUCTS CORPORATION



                                          By: ___________________________
                                          Title: ________________________

Schedule Attached to Restated Revolving Note dated August 21, 1998 of THE COMPANY payable to the order of LaSalle National Bank
--------------------------------------------------------------------------------
Date and  Amount of  Date and Amount
Revolving  Loan or   of Repayment or
of  Conversion from  of Conversion into  Unpaid
another type of      another type of     Interest  Principal  Notation Made
Revolving  Loan      Revolving Loan      Period    Balance    by







                             1.  FLOATING RATE LOANS

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                             2.  EURODOLLAR LOANS

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